EQ ADVISORS TRUST

SUPPLEMENT DATED DECEMBER 10, 2004 TO THE

PROSPECTUSES DATED MAY 1, 2004 AND JULY 12, 2004, AS AMENDED

This Supplement updates the above-referenced Prospectuses of EQ Advisors Trust (the “Trust”). You may obtain an additional copy of each Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with each Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about a new investment sub-adviser (“Adviser”) for each of the EQ/Enterprise Multi-Cap Growth Portfolio, the EQ/Enterprise Small Company Growth Portfolio, the EQ/JP Morgan Value Opportunities Portfolio (formerly, EQ/Putnam Growth & Income Value Portfolio), and the EQ/Capital Guardian Growth Portfolio (formerly, EQ/Putnam Voyager Portfolio), respectively.

New Adviser for EQ/Enterprise Multi-Cap Growth Portfolio

Effective as of December 13, 2004, AXA Equitable Life Insurance Company (“AXA Equitable”), as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, will replace Fred Alger Management, Inc. as the Adviser to the EQ/Enterprise Multi-Cap Growth Portfolio (“Multi-Cap Portfolio”) with Montag & Caldwell, Inc. (“Montag”).

As the new Adviser to the Multi-Cap Portfolio, Montag anticipates that it will invest the assets of the Multi-Cap Portfolio primarily in U.S. common stocks in seeking to achieve the portfolio’s investment objective of long-term capital appreciation. Montag will employ a disciplined process that combines earnings growth and value style investing. In particular, Montag anticipates that the Multi-Cap Portfolio will invest in stocks of companies with long-term earnings potential, but which are currently selling at a discount to their estimated long-term value. The principal risks of investing in the Multi-Cap Portfolio are listed in the Trust Prospectus under the heading “The Principal Risks.” These risks are discussed in more detail under the heading “More Information on Principal Risks and Benchmarks” in the Trust Prospectus.

It is anticipated that Ronald E. Canakaris, President and Chief Investment Officer of Montag, will be responsible for the day-to-day investment management of the Multi-Cap Portfolio. Mr. Canakaris has over 34 years of experience in the investment management industry and has been President of Montag for over 18 years.

Montag is located at 3455 Peachtree Road, N.E., Suite 1200, Atlanta, Georgia 30326-3248. Montag has been engaged in the business of providing investment counseling to individuals and institutions since 1945 and as of December 31, 2003, had $30.9 billion in assets under management.

New Adviser for EQ/Enterprise Small Company Growth Portfolio

Effective as of December 13, 2004, AXA Equitable, as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, will replace William D. Witter, Inc. as the Adviser to the EQ/Enterprise Small Company Growth Portfolio (“Small Company Growth Portfolio”) with Bear Stearns Asset Management Inc. (“Bear Stearns”).

As the new Adviser to the Small Company Growth Portfolio, Bear Stearns anticipates that it will invest the assets of the portfolio in equity securities in seeking to achieve the portfolio’s investment objective of capital appreciation. It is anticipated that under normal circumstances, Bear Stearns will invest at least 80% of the net assets of the Small Company Growth Portfolio in equity securities of U.S. small-capitalization companies. For these purposes, small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Growth Index at the time of investment. The market capitalization of companies included in this index fluctuates with the markets and was approximately $50 million to $2.9 billion as of December 1, 2004. It is anticipated that at the time of initial investment, the market capitalization of companies for the Small Cap Growth

Portfolio generally will be between $200 million and $2 billion. Bear Stearns employs a systematic approach to selecting portfolio securities. As part of its systematic approach, Bear Stearns screens the U.S. equity universe of stocks with market capitalizations between $200 million and $2 billion, low price-to-sales ratios, increasing earnings, and strong price appreciation. Once a stock has been acquired for the Small Company Growth Portfolio, Bear Stearns may purchase additional shares of such stock for the portfolio even if the market capitalization of the company exceeds $2 billion, provided that the company’s market capitalization does not exceed the maximum market capitalization of companies included in the Russell 2000 Growth Index at the time of such additional investment. The principal risks of investing in the Small Company Growth Portfolio are listed in the Trust Prospectus under the heading “The Principal Risks.” These risks are discussed in more detail under the heading “More Information on Principal Risks and Benchmarks” in the Trust Prospectus.

It is anticipated that James P. O’Shaughnessy will be responsible for the day-to-day management of the Small Company Growth Portfolio. Mr. O’ Shaughnessy is a Senior Managing Director and Director of Systematic Equity Investments at Bear Stearns. Mr. O’Shaughnessy joined Bear Stearns in 2001 as the head of the Systematic Equity team. From 1988 to 2001, Mr. O’Shaughnessy was Chairman and CEO of Netfolio, Inc. (formerly known as O’Shaughnessy Capital Management). Prior to this time, he was the Managing Partner of Southview Development Company, an equity and venture investment partnership.

Bear Stearns is located at 383 Madison Avenue, New York, New York 10179. Bear Stearns was founded in 1984 as a division of Bear Stearns & Co. Inc. and is now a wholly owned subsidiary of The Bear Stearns Companies Inc. (NYSE: BSC). The firm currently manages approximately $30 billion in assets, with expertise spanning equity, fixed income and alternative investment strategies. Bear Stearns manages money for corporations, municipal governments, multi-employer endowments, foundations and family groups.

New Adviser for EQ/Putnam Growth & Income Value Portfolio

Effective as of December 13, 2004, AXA Equitable, as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, will replace Putnam Investment Management, LLC (“Putnam”) as the Adviser to the EQ/Putnam Growth & Income Value Portfolio with JP Morgan Investment Management Inc. (“JP Morgan”) and change the name of the portfolio to EQ/JP Morgan Value Opportunities Portfolio (“Value Opportunities Portfolio”).

As the new Adviser to the Value Opportunities Portfolio, it is anticipated that JP Morgan will seek to achieve the portfolio’s investment objective of long-term capital appreciation by investing under normal circumstances, at least 80% of its net assets in equity securities of mid- and large-capitalization companies. Issuers with market capitalization between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large-capitalization. The team employs a value-oriented investment approach that seeks to identify attractive companies through fundamental research and discounted cash flow analysis. JP Morgan seeks to identify relative value within sectors by combining company analysis of its research and portfolio management teams with market sentiment and macro-insights of the portfolio managers. The principal risks of investing in the Value Opportunities Portfolio are listed in the Trust Prospectus under the heading “The Principal Risks.” These risks are discussed in more detail under the heading “More Information on Principal Risks and Benchmarks” in the Trust Prospectus.

It is anticipated that Bradford L. Frishberg and Alan Gutmann will manage the Value Opportunities Portfolio on a day-to-day basis. Mr. Frishberg is a Managing Director of JP Morgan and has worked for JP Morgan or an affiliate since 1996. Mr. Gutmann is a Vice President of JP Morgan and has worked at JP Morgan since 2003. Prior to working at JP Morgan, Mr. Gutmann was a research analyst and portfolio manager at Oppenheimer Capital, First Manhattan and Neuberger Berman.

JP Morgan is located at 522 Fifth Avenue, New York, New York. J.P. Morgan is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. and an indirect-wholly owned subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of September 30, 2004, J.P. Morgan had approximately $735 billion in assets under management.

New Adviser for EQ/Putnam Voyager Portfolio

Effective as of December 13, 2004, AXA Equitable, as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, will replace Putnam as the Adviser to the EQ/Putnam Voyager Portfolio with Capital Guardian Trust Company (“Capital Guardian”) and change the name of the portfolio to EQ/Capital Guardian Growth Portfolio (“Growth Portfolio”).

As the new Adviser to the Growth Portfolio, it is anticipated that Capital Guardian will seek to achieve the portfolio’s investment objective of long-term growth of capital by investing primarily in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts (ADR) and other U.S.-registered foreign securities. It is anticipated that the portfolio will normally be invested primarily in common stocks, or securities convertible or exchangeable into common stocks, of companies with market capitalization greater than $1.5 billion at the time of purchase. Capital Guardian will seek to invest primarily in securities that at the time of purchase exhibit one or more “growth” characteristics relative to the U.S. market. The “growth” characteristics include securities exceeding the market’s rate of growth in at least one of the following categories: earnings, unit sales, revenue or cash flow. The principal risks of investing in the Growth Portfolio are listed in the Trust Prospectus under the heading “The Principal Risks.” These risks are discussed in more detail under the heading “More Information on Principal Risks and Benchmarks” in the Trust Prospectus.

It is anticipated that the day-to-day investment management decisions for the Growth Portfolio will be made by a team of investment professionals at Capital Guardian. Each investment professional is responsible for managing a portion of the portfolio according to his or her own approach to investing. This method allows each investment professional to create his or her own best ideas portfolio, while accomplishing diversification through the blending of many different investment styles.

Capital Guardian is located at 333 South Hope Street, Los Angeles, California 90071. Capital Guardian has been providing investment management services since 1968 and as of December 31, 2003, had $146 billion in assets under management.